Exhibit 99.1

SciQuest Announces Second Quarter Results

MORRISVILLE, N.C., July 30, 2015 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the second quarter ended June 30, 2015.

"In the second quarter, we generated strong quarterly financial results and signed a record number of new customers fueled by momentum in the commercial market. We remain on track to finish the development work this year that will enable us to deliver a fully-unified, world class suite of spend management solutions. Revenue and earnings per share in the quarter were at or near the top of the quarterly guidance ranges," said Stephen Wiehe, Chief Executive Officer of SciQuest. "We generated healthy adjusted EBITDA margins in the second quarter, which is a great start towards our new target of at least 20%, which we expect to reach during 2016. This profitability target will provide us with sufficient ability to reinvest in the business and generate attractive revenue growth in the future."

Second Quarter 2015 Results

SciQuest reported GAAP revenues of $26.5 million for the quarter ended June 30, 2015 compared to $25.3 million in the second quarter of 2014.

GAAP income from operations in the second quarter of 2015 was $0.4 million compared to GAAP loss from operations of $0.2 million in the second quarter of 2014. GAAP net income was $0.4 million in the second quarter of 2015 compared to GAAP net loss of $0.1 million in the same quarter in the prior year.

GAAP diluted net income per share was $0.01 in the second quarter of 2015 based on 28.0 million weighted average diluted shares outstanding. GAAP basic net loss per share in the second quarter of 2014 was breakeven based on 27.4 million weighted average basic shares outstanding.

Non-GAAP revenues(1) in the second quarter were $26.5 million, which included approximately $0.5 million of additional revenue generated by a settlement fee that we received from a former customer. Non-GAAP income from operations(2) in the second quarter of 2015 was $3.1 million compared to non-GAAP income from operations(2) of $3.2 million in the second quarter of 2014. Adjusted EBITDA(3) was $4.9 million and adjusted EBITDA margin(3) was 18.4% compared to an adjusted EBITDA margin of 17.5% a year ago. Non-GAAP net income(4) in the second quarter of 2015 was $2.0 million, which was flat to non-GAAP net income(4) in the second quarter of 2014.

Non-GAAP diluted net income per share(4) was $0.07 in the second quarter of 2015. Non-GAAP diluted net income per share(4) in the second quarter of 2014 was $0.07 based on 27.8 million weighted average diluted shares outstanding.

Business Outlook

SciQuest is issuing guidance for the third quarter and updating its full year guidance as follows:

Third Quarter 2015

•	GAAP revenues between $26.0 million and $26.2 million.
•	GAAP basic net loss per share between $0.01 and breakeven.
•	Weighted average basic shares outstanding of approximately 27.7 million.
•	Non-GAAP revenues(1) between $26.0 million and $26.2 million.
•	Non-GAAP diluted net income per share(3) between $0.06 and $0.07.
•	Weighted average diluted shares outstanding of approximately 28.1 million.

Full Year 2015

•	GAAP revenues between $104.7 million and $105.2 million.
•	GAAP diluted net income per share between $0.01 and $0.03.
•	Weighted average diluted shares outstanding of approximately 28.0 million.
•	Net cash provided by operating activities between $17.0 million and $19.0 million.
•	Capitalization of software development costs of approximately $6.0 million, purchase of property and equipment of approximately $2.5 million.
•	Non-GAAP revenues(1) between $104.8 million and $105.3 million.
•	Adjusted EBITDA margin(3) of at least 17 percent.
•	Non-GAAP diluted net income per share(4) between $0.25 and $0.27.
•	Adjusted free cash flow(5) between $8.5 million and $10.5 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1) Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.

2) Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation expense; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs.

3) Adjusted EBITDA deducts from net income the purchase accounting deferred revenue adjustment; stock-based compensation expense; depreciation and amortization; income tax; interest income; other expenses, net; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue.

4) Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation expense; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Non-GAAP net income includes the burden of the tax effect related to these excluded items.

5) Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs, when applicable, less (i) the purchase of property and equipment, (ii) capitalization of software development costs and (iii) when applicable, tenant improvement credits net of lease exit costs.

Conference Call Information

What:	SciQuest's second quarter results conference call
When:	Thursday July 30, 2015
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com/ (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 1361-4291

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures when reporting its financial results to provide investors with additional tools to evaluate SciQuest's operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest's management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) depreciation and amortization; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, when applicable; and (v) the beneficial income tax effect related to these included items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest's business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) spend management solutions enable procurement, sourcing and financial professionals to focus on strategic decisions that transform business processes. Our feature-rich products and expert services help hundreds of organizations, including leading global companies, drive bottom line results by improving, automating and optimizing their source-to-settle processes.

Learn more about our solutions and how we can help your organization turn spending into savings at www.sciquest.com.

To join the conversation, please visit our blog at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest's possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to elongated sales cycles, achieving adjusted EBITDA margin goals during 2016, future reinvestment in the business, future revenue growth rates and all statements in the "Business Outlook" section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, "accelerates", "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in "Part I, Item 1A, Risk Factors" and elsewhere in SciQuest's most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission ("SEC"). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled "Our actual operating results may differ significantly from our guidance", "If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected", "Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results" and "We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth." The company's SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company's website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of

1995. Also, forward-looking statements represent management's beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of June 30,	As of December 31,
	2015	2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 57,326	$ 59,419
Short-term investments	70,421	71,493
Accounts receivable, net	12,042	12,032
Prepaid expenses and other current assets	2,847	2,666
Deferred tax asset	404	400
Total current assets	143,040	146,010
Property and equipment, net	14,598	13,595
Goodwill	62,886	63,779
Intangible assets, net	21,115	23,846
Deferred commissions	5,712	6,094
Deferred tax asset, less current portion	11,779	11,657
Other	298	234
Total assets	$ 259,428	$ 265,215
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 271	$ 375
Accrued liabilities	8,570	10,051
Deferred revenues	53,823	59,751
Total current liabilities	62,664	70,177
Deferred revenues, less current portion	9,373	11,350
Deferred rent, less current portion	1,986	2,027
Stockholders' equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,812 and 27,574 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	28	28
Additional paid-in capital	208,897	204,065
Accumulated other comprehensive loss	(4,236)	(3,055)
Accumulated deficit	(19,284)	(19,377)
Total stockholders' equity	185,405	181,661
Total liabilities and stockholders' equity	$ 259,428	$ 265,215

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Revenues	$ 26,501	$ 25,287	$ 52,442	$ 50,694
Cost of revenues (1)(2)	8,702	7,876	17,030	15,546
Gross profit	17,799	17,411	35,412	35,148
Operating expenses: (1)
Research and development	6,730	7,188	13,802	14,115
Sales and marketing	6,727	6,241	13,733	13,201
General and administrative	3,170	3,333	6,519	6,443
Amortization of intangible assets	734	803	1,469	1,600
Total operating expenses	17,361	17,565	35,523	35,359
Income (loss) from operations	438	(154)	(111)	(211)
Other income (expense), net:
Interest income	163	52	313	58
Other (expense) income, net	(47)	(2)	(235)	(11)
Total other income (expense), net	116	50	78	47
Income (loss) before income taxes	554	(104)	(33)	(164)
Income tax (expense) benefit	(172)	31	126	157
Net income (loss)	$ 382	$ (73)	$ 93	$ (7)

Other comprehensive income (loss):
Foreign currency translation adjustments	462	682	(1,181)	(75)
Comprehensive income (loss)	$ 844	$ 609	$ (1,088)	$ (82)

Net income (loss) per share
Basic	$ 0.01	$ (0.00)	$ 0.00	$ (0.00)
Diluted	$ 0.01	$ (0.00)	$ 0.00	$ (0.00)

Weighted average shares outstanding used in computing per share amounts
Basic	27,646	27,423	27,615	25,675
Diluted	27,989	27,423	27,955	25,675

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Cost of revenues	$ 217	$ 183	$ 402	$ 346
Research and development	163	201	291	381
Sales and marketing	371	412	741	774
General and administrative	694	835	1,480	1,593
	$ 1,445	$ 1,631	$ 2,914	$ 3,094

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$ 1,072	$ 673	$ 1,989	$ 1,231
Amortization of acquired software:	496	519	993	1,039
	$ 1,568	$ 1,192	$ 2,982	$ 2,270

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2015	2014
	(unaudited)
Cash flows from operating activities
Net income (loss)	$ 93	$ (7)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	5,879	5,120
Stock-based compensation expense	2,914	3,094
Deferred taxes	(126)	(214)
Changes in operating assets and liabilities:
Accounts receivable	(33)	(1,813)
Prepaid expense and other current assets	(175)	476
Deferred commissions and other assets	302	(113)
Accounts payable	(105)	931
Accrued liabilities	(1,523)	(5,971)
Deferred revenues	(7,813)	(4,608)
Deferred rent	(41)	--
Net cash used in operating activities	(628)	(3,105)
Cash flows from investing activities
Addition of capitalized software development costs	(3,257)	(2,752)
Purchase of property and equipment	(1,285)	(1,559)
Purchase of short-term investments	(72,478)	(67,710)
Maturities of short-term investments	73,550	20,480
Net cash used in investing activities	(3,470)	(51,541)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	--	87,673
Public offering costs	--	(240)
Proceeds from exercise of common stock options	1,520	351
Proceeds from employee stock purchase plan activity	476	541
Net cash provided by financing activities	1,996	88,325
Effect of exchange rate change on cash and cash equivalents	9	230
Net (decrease) increase in cash and cash equivalents	(2,093)	33,909
Cash and cash equivalents at beginning of the period	59,419	19,117
Cash and cash equivalents at end of the period	$ 57,326	$ 53,026

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Income (Loss) to Non-GAAP Net Income:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income (loss)	$ 382	$ (73)	$ 93	$ (7)
Purchase accounting deferred revenue adjustment	16	378	44	1,125
Amortization of intangible assets	734	803	1,469	1,600
Amortization of acquired software	496	519	993	1,039
Stock-based compensation	1,445	1,631	2,914	3,094
Tax effect of adjustments	(1,091)	(1,287)	(2,223)	(2,763)
Non-GAAP net income	$ 1,982	$ 1,971	$ 3,290	$ 4,088

Non-GAAP net income per share:
Basic	$ 0.07	$ 0.07	$ 0.12	$ 0.16
Diluted	$ 0.07	$ 0.07	$ 0.12	$ 0.16

Weighted average shares outstanding used in computing per share amounts:
Basic	27,646	27,423	27,615	25,675
Diluted	27,989	27,801	27,955	26,177

Reconciliation of Income (Loss) from Operations to Non-GAAP Income from Operations:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Income (loss) from operations	$ 438	$ (154)	$ (111)	$ (211)
Purchase accounting deferred revenue adjustment	16	378	44	1,125
Amortization of intangible assets	734	803	1,469	1,600
Amortization of acquired software	496	519	993	1,039
Stock-based compensation	1,445	1,631	2,914	3,094
Non-GAAP income from operations	$ 3,129	$ 3,177	$ 5,309	$ 6,647

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Net Income (Loss) to Adjusted EBITDA:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income (loss)	$ 382	$ (73)	$ 93	$ (7)
Income tax expense (benefit)	172	(31)	(126)	(157)
Other (income) expense, net	(116)	(50)	(78)	(47)
Purchase accounting deferred revenue adjustment	16	378	44	1,125
Depreciation and amortization	2,990	2,635	5,879	5,120
Stock-based compensation	1,445	1,631	$ 2,914	$ 3,094
Adjusted EBITDA	$ 4,889	$ 4,490	$ 8,726	$ 9,128

Calculation of Adjusted EBITDA Margin:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Adjusted EBITDA	$ 4,889	$ 4,490	$ 8,726	$ 9,128
÷ Non-GAAP Revenues	26,517	25,665	52,486	51,819
Adjusted EBITDA margin	18.4%	17.5%	16.6%	17.6%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Operating expenses	$ 17,361	$ 17,565	$ 35,523	$ 35,359
Amortization of intangible assets	(734)	(803)	(1,469)	(1,600)
Stock-based compensation	(1,228)	(1,448)	(2,512)	(2,748)
Non-GAAP operating expenses	$ 15,399	$ 15,314	$ 31,542	$ 31,011

Reconciliation of Net Cash Provided by (Used In) Operating Activities to Adjusted Free Cash Flow:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net cash provided by (used in) operating activities	$ 1,104	$ (1,259)	$ (628)	$ (3,105)
Purchase of property and equipment	(549)	(1,385)	(1,285)	(1,559)
Capitalization of software development costs	(1,774)	(1,444)	(3,257)	(2,752)
Free cash flow	(1,219)	(4,088)	(5,170)	(7,416)
Acquisition related costs	--	--	--	3,600
Adjusted free cash flow	$ (1,219)	$ (4,088)	$ (5,170)	$ (3,816)

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues	$ 26,501	$ 25,287	$ 52,442	$ 50,694
Purchase accounting deferred revenue adjustment	16	378	44	1,125
Non-GAAP Revenues	$ 26,517	$ 25,665	$ 52,486	$ 51,819

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Cost of revenues	$ 8,702	$ 7,876	$ 17,030	$ 15,546
Amortization of acquired software	(496)	(519)	(993)	(1,039)
Stock-based compensation	(217)	(183)	(402)	(346)
Non-GAAP Cost of revenues	$ 7,989	$ 7,174	$ 15,635	$ 14,161

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Research and development	$ 6,730	$ 7,188	$ 13,802	$ 14,115
Stock-based compensation	(163)	(201)	(291)	(381)
Non-GAAP Research and development	$ 6,567	$ 6,987	$ 13,511	$ 13,734

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Sales and marketing	$ 6,727	$ 6,241	$ 13,733	$ 13,201
Stock-based compensation	(371)	(412)	(741)	(774)
Non-GAAP Sales and marketing	$ 6,356	$ 5,829	$ 12,992	$ 12,427

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
General and administrative	$ 3,170	$ 3,333	$ 6,519	$ 6,443
Stock-based compensation	(694)	(835)	(1,480)	(1,593)
Non-GAAP General and administrative	$ 2,476	$ 2,498	$ 5,039	$ 4,850

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Amortization of intangible assets	$ 734	$ 803	$ 1,469	$ 1,600
Amortization of intangible assets	(734)	(803)	(1,469)	(1,600)
Non-GAAP Amortization of intangible assets	$ --	$ --	$ --	$ --

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:	Three Months Ended September 30, 2015		T Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$ 26,000	$ 26,200	$ 104,700	$ 105,200
Purchase accounting deferred revenue adjustment	0	0	100	100
Non-GAAP revenues	$ 26,000	$ 26,200	$ 104,800	$ 105,300

Reconciliation of Net (Loss) Income per Share Outlook to Non-GAAP Income per Share Outlook:	Three Months Ended September 30, 2015		Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
Net (loss) income per share	$ (0.01)	$ (0.00)	$ 0.01	$ 0.03
Purchase accounting deferred revenue adjustment per share	0.00	0.00	0.00	0.00
Amortization of intangible assets per share and acquired software per share	0.04	0.04	0.17	0.17
Stock-based compensation per share	0.06	0.06	0.22	0.22
Tax effect of adjustments per share	(0.03)	(0.03)	(0.15)	(0.15)
Non-GAAP net income per share	$ 0.06	$ 0.07	$ 0.25	$ 0.27

Reconciliation of Net Income to Adjusted EBITDA:			Twelve Months Ended December 31, 2015
				Minimum Expected
Net income				$ 300
Income tax expense				100
Other income, net				(400)
Purchase accounting deferred revenue adjustment				100
Depreciation and amortization				11,500
Stock-based compensation				6,200
Adjusted EBITDA				$ 17,800

RECONCILIATION DATA
(UNAUDITED)
(in thousands)
Calculation of Adjusted EBITDA Margin:	Twelve Months Ended December 31, 2015
		Minimum Expected
Adjusted EBITDA		$ 17,800
÷ Non-GAAP Revenues		104,800
Adjusted EBITDA margin		17%

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:	Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range
Net cash provided by operating activities	$ 17,000	$ 19,000
Capitalization of software development costs	(6,000)	(6,000)
Purchase of property and equipment	(2,500)	(2,500)
Adjusted free cash flow	$ 8,500	$ 10,500

	Three Months Ended
Reconciliation of Net Income (Loss) to Adjusted EBITDA:	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Net income (loss)	$ 66	$ (73)	$ (430)	$ 368	$ (289)	$ 382
Income tax (benefit) expense	(126)	(31)	(164)	(148)	(298)	172
Other expense (income), net	3	(50)	(87)	(16)	38	(116)
Purchase accounting deferred revenue adjustment	747	378	186	54	28	16
Depreciation and amortization	2,485	2,635	2,834	2,897	2,889	2,990
Stock-based compensation	1,463	1,631	1,578	1,517	1,469	1,445
Headquarter relocation costs	--	--	830	--	--	--
Adjusted EBITDA	$ 4,638	$ 4,490	$ 4,747	$ 4,672	$ 3,837	$ 4,889

CONTACT: SciQuest Media contact:

         SciQuest, Inc.

         Roberta Patterson, 919-659-2230

         rpatterson@SciQuest.com

         Edelman for SciQuest

         Megan Smith, 404-832-6776

         Megan.smith3@edelman.com

         SciQuest Investor contact:

         Jamie Andelman

         SciQuest, Inc.

         919-659-2322

         jandelman@sciquest.com